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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 June 29, 2001

                         VIASOURCE COMMUNICATIONS, INC.
               (Exact Name of Registrant as Specified in Charter)



         NEW JERSEY                     0-31341              22-2966853
(State or Other Jurisdiction         (Commission            (IRS Employer
      of Incorporation)              File Number)         Identification No.)




    200 East Broward Boulevard
           Suite 2100
       Fort Lauderdale, FL                                       33301
(Address of Principal Executive Offices)                      (Zip Code)


       Registrant's telephone number, including area code: 1-800-683-0253

                                       N/A

          (Former Name or Former Address; if Changed Since Last Report)




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ITEM 5. OTHER EVENTS

         On July 5, 2001, Viasource Communications, Inc. (the "Company") and General Electric Capital Corporation ("GECC") entered into Amendment No. 7 (the "Amendment") to the Amended and Restated Credit Agreement dated as of March 10, 2000 by and among the Company and GECC (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"). The Amendment substantially incorporates and supersedes that certain Forbearance Agreement (the "Forbearance"), dated June 29, 2001, by and among the Company, certain subsidiaries of the Company and GECC. The Forbearance provided that GECC would refrain for a limited period of time from exercising any rights and remedies available under the Credit Agreement by virtue of the Company's failure to pay the scheduled mandatory prepayment thereunder due June 25, 2001 in the amount of $468,750 (the "June Term Loan Payment"). All capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

         Pursuant to the Amendment, GECC committed to extend an additional $2,000,000 in credit under the Company's revolving credit facility. The Amendment also (i) amends certain provisions for the repayment of principal and interest pursuant to the Credit Agreement and (ii) revises the scheduled mandatory repayments of the Term Loan under the Credit Agreement. The Amendment provides that the Company will undertake certain obligations including, but not limited to, the following covenants and agreements:

o        The payment in full of the June Term Loan Payment by August 15, 2001.

o The repayment of $963,440 in accrued interest in four weekly installments beginning on July 13, 2001.

o The payment of an underwriting fee of $300,000, with such fee being due on the earlier of (i) March 31, 2002 or (ii) the Termination Date of the Credit Agreement.

o The issuance of a warrant to purchase one percent (1%) of the Company's then issued and outstanding common stock (the "Common Stock") for each $100,000 advanced by GECC to the Company subsequent to the date of the Amendment. Such warrant will have an exercise price of $0.01 per share. On each of July 29, 2001, August 28, 2001 and September 27, 2001, if the Company has not received proceeds from a subordinated capital investment, either by way of debt or equity, in an amount not less than $4,000,000 (the "Subordinated Capital"), the Company will issue additional warrants to purchase one percent (1%) of the Common Stock for each $100,000 advanced to the Company under the Credit Agreement subsequent to the date of the Amendment. In no instance will the aggregate number of warrants received under the Amendment, together with any other warrants for the Common Stock that GECC may exercise, exceed the right to purchase in excess of 19.999% of the issued and outstanding Common Stock. If the Company has received proceeds from the Subordinated Capital by September 28, 2001, the Company may cancel all warrants previously issued to GECC pursuant to the Amendment and issue a single replacement warrant (the "Replacement Warrant") to purchase two percent (2%) of the Common Stock issued and outstanding on September 28, 2001 for $0.01 per share.

         On July 6, 2001, GECC advanced $1,900,000 to the Company pursuant to the Credit Agreement. Pursuant to the Amendment, the Company became obligated to issue warrants to GECC to purchase such number of shares of Common Stock equal to nineteen percent (19%) of the Common Stock issued and outstanding on such date (the "Initial Warrant"). The Company is actively seeking to secure the Subordinated Capital, and, upon receipt of such Subordinated Capital, the Initial Warrant would be exchanged for the Replacement Warrant.

         Pursuant to the Amendment, the Company also has engaged William S. Mackenzie of Cloyses Partners as a consultant, to review the Company's business operations through September 30, 2001.

         The foregoing is a summary of certain information contained in the Amendment and the Forbearance. This summary description is qualified in its entirety by reference to the Amendment and the Forbearance, which is filed as an exhibit hereto.

         Some of the statements in this report are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to a number of risks and uncertainties, which could cause the Company's actual results to differ materially from those anticipated in such




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statements. Factors that could cause such results to differ include the
Company's limited operating history, competitive pricing pressures in the Company's industry, provisions in the Company's agreements with clients that permit cancellation on short notice and other factors discussed in the Company's filings with the Securities and Exchange Commission ("SEC"), including the "Business--Risk Factors" section included in the Company's Annual Report on Form 10-K for the year ended December 30, 2000. The Company does not assume any obligation to update any such forward-looking statements.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a) Not applicable.

        (b) Not applicable.

        (c) Exhibits:

            10.1 Forbearance Agreement, dated as of June 29, 2001, by and between Viasource Communications, Inc., certain subsidiaries of Viasource Communications, Inc. and General Electric Capital Corporation.

            10.2 Amendment No. 7 to Amended and Restated Credit Agreement, dated as of July 5, 2001, by and between Viasource Communications, Inc. and General Electric Capital Corporation.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       VIASOURCE COMMUNICATIONS, INC.



                                       By:
                                           -------------------------------------
                                           Douglas J. Betlach
                                           Executive Vice President and
                                           Chief Financial Officer

July 13, 2001





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                                INDEX TO EXHIBITS


Exhibit No.                                 Description
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  10.1            Forbearance Agreement, dated as of June 29, 2001, by and
                  between Viasource Communications, Inc., certain subsidiaries of Viasource Communications, Inc. and General Electric Capital Corporation.

  10.2 Amendment No. 7 to Amended and Restated Credit Agreement, dated as of July 5, 2001, by and between Viasource Communications, Inc. and General Electric Capital Corporation.






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